EXHIBIT 23.1

INDEPENDENT  AUDITORS'  CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-13801 on Form S-8 of Century Casinos, Inc. of our report dated March 6, 2000, appearing in this Annual Report on Form 10-KSB of Century Casinos, Inc. for the year ended December 31, 1999.


/s/  Deloitte  &  Touche  LLP
-----------------------------
Deloitte  &  Touche  LLP

Denver,  Colorado
March  6,  2000


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